SECOND AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is made and entered into as of the 20th day of August, 1997, among Continental Realty Advisors, Ltd., a Colorado corporation and Signet Partners, a Colorado corporation (together, "Purchaser"), Chandler Investors, an Illinois Limited Partnership ("Seller"), and Near North National Title Corporation ("Escrow Agent").

                                  WITNESSETH

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale entered into as of May 22, 1997 (as heretofore amended, the "Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the "Property") (as defined in the Agreement):

     WHEREAS, Seller, Purchaser and Escrow Agent are parties to that certain Escrow Agreement entered into as of May 22, 1997 (as heretofore amended, the "Escrow Agreement");

     WHEREAS, Seller and Purchaser now desire to amend the Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Escrow Agent hereby agree as follows:

     1. All capitalized terms used in this Amendment, to the extend not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Agreement or the Escrow Agreement.

     2. The second line of Paragraph 1 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof: "price of Nine Million Eight Hundred Thousand and No/100 Dollars ($9,800,000.00) (the ".

     3. The first two (2) lines of Paragraph 7.1 of the Agreement are hereby deleted in their entirety and the following is hereby inserted in lieu thereof:
"7.1. During the period commencing on the date of this Agreement and ending at 5:00 p.m. Chicago time on October 1, 1997 (said period".

     4. The first two (2) lines of Paragraph 8 of the Agreement are hereby deleted in their entirety and the following is hereby inserted in lieu thereof:
"8. CLOSING. The closing of this transaction (the "Closing") shall be on October 30, 1997 (the "Closing Date"), at the offices of Title Insurer, Chandler,".

     5. The third and fourth lines of Paragraph 2 of the Escrow Agreement are hereby deleted in their entirety and the following is hereby inserted in lieu thereof: " "Acceptance Notice"), on October 1, 1997, Escrow Agent shall promptly deliver to Purchaser the Earnest Money, together with".



     6. Lines one (1) and two (2) of Paragraph 3 of the Escrow Agreement are hereby deleted in their entirety and the following is hereby inserted in lieu thereof: "3. Provided that Escrow Agent has received the Acceptance Notice pursuant to Paragraph 2 above, October 30, 1997, or at such other date as Seller and Purchaser may,".

     7. Except as amended herein, the terms and conditions of the Agreement and the Escrow Agreement shall continue in full force and effect and are hereby ratified in their entirety.

     8. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     9. The parties hereto agree and acknowledge that a facsimile copy of any party's signature on this Amendment shall be enforceable against such party as an original. The parties hereto further agree that this Amendment shall be enforceable by and between the Purchaser and Seller prior to the execution of this Agreement by Escrow Agent.

     Executed as of the date first written above.

                    PURCHASER:

                    Continental Realty Advisors, Ltd., a Colorado corporation

                    By:
                          ---------------
                    Name:
                    Its:

                    Signet Partners, a Colorado corporation

                    By: /s/ Steven M. Cohen
                          -------------------------------
                    Name:  Steven M. Cohen
                    Its:   President

                    SELLER:

                    CHANDLER INVESTORS, an Illinois limited partnership

                    By:  Balcor Partners-XV, an Illinois general partnership
                            its general partner

                    By:  RGF-Balcor Associates-II, an Illinois general
                                 partnership, a general partner

                    By:  The Balcor Company, a Delaware corporation, a
                            general partner

                    By:  /s/ Michael J. Becker
                           --------------------------------
                    Name:  Michael J. Becker
                    Its:   Managing Director

                    ESCROW AGENT:

                    NEAR NORTH NATIONAL TITLE CORPORATION

                    By:  /s/ Michael Bench
                           -----------------------------
                    Name:  Michael Bench
                    Its:   Escrow Officer